UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  July 28, 2005
                                                      --------------------------

                              Xethanol Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  000-50154                                84-1169517
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           (Commission File Number)            (IRS Employer Identification No.)

            1185 Avenue of the Americas
               New York, New York                          10036
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      (Address of Principal Executive Offices)            (Zip Code)

                                 (646) 723-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

      On July 28, 2005, speaking before a gathering of brokers, potential investors and market professionals, Xethanol's Chairman and CEO, Christopher d'Arnaud-Taylor, stated that Xethanol expects to produce 2,600,000 gallons of ethanol in 2005 and 12,000,000 gallons of ethanol in 2006 from its Iowa production facility. He continued, assuming $1.35 per gallon of ethanol in 2005 and $1.50 per gallon of ethanol in 2006, that ethanol revenues could reach $3,500,000 in 2005 and $18,000,000 in 2006. Finally, after reductions for non-capitalized start-up expenses at the Iowa facility, non-cash expensing of new employee stock grants and the costs of becoming a public company, Mr. d'Arnaud-Taylor concluded that net profit (loss) pre- and post-taxes would be estimated at $(5,000,000) in 2005 and $3,500,000 in 2006, although actual financial performance may differ materially from these estimates. Xethanol is providing this information in accordance with the SEC's Regulation FD.

CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

      Included in the foregoing paragraph and in other statements by Mr. d'Arnaud-Taylor are "forward-looking" statements. Although Xethanol believes that the expectations reflected in these forward-looking statements are reasonable, Xethanol can give no assurance that the expectations reflected in these forward-looking statements will prove to be correct. Xethanol's actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors, including matters described in the section titled "Risk Factors." Forward-looking statements include those that use forward-looking terminology, such as the words "anticipate," "believe," "estimate," "expect," "intend," "may," "project," "plan," "will," "shall," "should," and similar expressions, including when used in the negative. Although Xethanol believes that the expectations reflected in these forward-looking statements are reasonable and achievable, these statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements.

      All forward-looking statements attributable to Xethanol are expressly qualified in their entirety by these and other factors. Xethanol undertakes no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        XETHANOL CORPORATION


Date:  August 31, 2005                  By: /s/ Christopher d'Arnaud-Taylor
                                           -------------------------------------
                                                Christopher d'Arnaud-Taylor
                                                Chairman and
                                                Chief Executive Officer